                             [LOGO] AMERISTOCK FUNDS


                                  ANNUAL REPORT

                                  JUNE 30, 2002

                          AMERISTOCK MUTUAL FUND, INC.
                          AMERISTOCK FOCUSED VALUE FUND

TABLE OF CONTENTS

MANAGER'S COMMENTARY-
AMERISTOCK MUTUAL FUND, INC.                                                4

MANAGER'S COMMENTARY-
AMERISTOCK FOCUSED VALUE FUND                                               8

DIRECTORS/TRUSTEES AND OFFICERS                                            12

SCHEDULE OF INVESTMENTS -
AMERISTOCK MUTUAL FUND, INC.                                               14

SCHEDULE OF INVESTMENTS -
AMERISTOCK FOCUSED VALUE FUND                                              16

STATEMENT OF ASSETS AND LIABILITIES                                        18

STATEMENT OF OPERATIONS                                                    19

STATEMENT OF CHANGES IN NET ASSETS -
AMERISTOCK MUTUAL FUND, INC.                                               20

STATEMENT OF CHANGES IN NET ASSETS -
AMERISTOCK FOCUSED VALUE FUND                                              21

FINANCIAL HIGHLIGHTS -
AMERISTOCK MUTUAL FUND, INC.                                               22

FINANCIAL HIGHLIGHTS -
AMERISTOCK FOCUSED VALUE FUND                                              22

NOTES TO FINANCIAL STATEMENTS                                              24

INDEPENDENT AUDITORS' REPORT -
AMERISTOCK MUTUAL FUND, INC.                                               29

INDEPENDENT AUDITORS' REPORT -
AMERISTOCK FOCUSED VALUE FUND                                              30

MANAGER'S COMMENTARY
AMERISTOCK MUTUAL FUND, INC.

The total return for the Ameristock Mutual Fund was -10.19% for the one year period ended June 30, 2002 versus -17.98% for the Standard and Poor's 500 Index for the same period.

We outperformed our benchmark, the S&P 500 this fiscal year by 7.79%. This is "yes, but..." investing. Something we do not like to practice. You see it every time someone tells you a horrible story that ends with "...but it could have been worse."

"Oh, how?" you answer.

"It could have been us!"

Excuses not withstanding, we accomplished exactly what we said Ameristock would try to do, make you money when the markets go up and not to lose as much as the broad indexes when they fall. The reason we lost money this year was the bear market in general and specifically the continued decline of any stock associated with technology. Technology remains the Fund's second largest industry, after finance. One reason we did not lose as much as the market was something we did not do. We did not invest in Enron, Worldcom, Xerox, or Tyco. Four rock solid appearing firms that, on closer inspection, turned out to be made of hay.

We try to remember every day that risk is a four-letter word and actively look for ways to mitigate its effect on your money.

In the December 2001 Semi-Annual statement I mentioned that "we currently see no one industry being very over or under valued". In general, this is still true. However, as the decline in technology has continued since December, we have added to its weight as well as to large pharmaceutical companies. We will add to these sectors if current trends continue. This may have the effect of making our fund category change from large value to large blend. But, you should know that our consistent adherence to bottoms-up fundamental value analysis and our passive approach to investing will NOT change no matter what.

The only addition/deletion from the Fund since December was Sears, which was deleted. Sears is a fine old company that sells wonderful name brand products, but for the past ten years its top line sales growth has only been about 3% annually. If we think the market will grow at 7% annually over the next ten years, which is an assumption we use, and we want your performance to at least match that growth, we cannot be investing in firms that are only growing at half that rate. Sears is buying Lands End and has remerchandised their products (a few times) and is more conscious of the bottom line today. However, until they start opening more department stores, we will stay away.

IN CLOSING
On August 5, 2002 we will be switching transfer agents from Greg Getts, Rita White and the gang at Mutual Shareholder Services to ALPS Mutual Funds Services. Greg has been tremendous in helping us grow over the years and we feel sorry about leaving him. If you are starting a mutual fund, I highly suggest you call him at (440) 922-0066 ext#101. In the meantime, call the 800 number, hit #3 and introduce yourself to the new people at ALPS. I don't know if they purposely lined them up this way but when I reviewed their office in Denver, each person I met was nicer than the next.

When you call the (800) 394-5064 phone number, a machine giving you four choices will greet you:

1.   Ameristock's Daily Net Asset Value.

2.   To request Prospectuses and Applications.

3. If you have a question about your account, want to establish automatic investing, or want to redeem shares.

4.   If you have a question about the Fund or have any problems.

Ameristock Mutual Fund, Inc. is a no-load, value based, domestic, equity-income fund that invests in large capitalization companies. Thank you for investing in the Ameristock Mutual Fund and please tell your friends about us.


/s/ Nicholas D. Gerber                       /s/ Andrew Ngim

Nicholas D. Gerber                           Andrew Ngim
Portfolio Manager                            Portfolio Manager

AMERISTOCK MUTUAL FUND, INC.


               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                   IN THE AMERISTOCK MUTUAL FUND, INC. (AMSTX)
                       AND THE STANDARD & POOR'S 500 INDEX

[CHART]

                              AMERISTOCK              STANDARD & POOR'S
                              MUTUAL FUND                500 INDEX
31-Aug-95                     $ 10,000.00              $   10,000.00
6/30/1996                     $ 12,823.66              $   12,163.00
6/30/1997                     $ 17,253.58              $   16,382.00
6/30/1998                     $ 22,748.36              $   21,320.00
6/30/1999                     $ 28,484.30              $   26,173.00
6/30/2000                     $ 26,483.24              $   28,070.00
6/30/2001                     $ 33,239.54              $   23,910.00
6/30/2002                     $ 29,851.45              $   19,612.00

The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

*Past performance is not indicative of future results. Fund inception date is August 31,1995. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                             AVERAGE ANNUAL RETURNS
                               AS OF JUNE 30, 2002

AMERISTOCK MUTUAL FUND, INC.         RETURN
----------------------------         ------
1 Year                              -10.19%
5 Years                              11.59%
Since Inception
8/31/95                              17.35%

Average annual total returns reflect reinvestment of all dividends and capital gains distributions. Fund inception date is 8/31/95. Past performance is not indicative of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


                             TOP 10 EQUITY HOLDINGS*
                               AS OF JUNE 30, 2002

COMPANY                  % OF INVESTMENTS
-------                  ----------------
Bank of America Corp.               4.19%
Washington Mutual Inc.              4.18%
Sara Lee Corp.                      4.06%
Duke Energy Corp.                   4.04%
Bristol-Myers Squibb Co.            3.67%
Pfizer Inc.                         3.60%
Boeing Corp.                        3.51%
Dell Computer Corp.                 3.50%
SBC Communications Inc.             3.46%
Du Pont de Nemours & Co.            3.31%

*Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to re-main invested in any particular company or holding.

          SECTOR PROFILE AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2002

[CHART]

Automotive                         6.58%
Banking                           14.36%
Capital Goods                      5.71%
Chemicals &
Fertilizer                         5.56%
Consumer Staples                   9.22%
Diversified                        0.81%
Electronics                       11.26%
Entertainment                      0.05%
Financial- Other                   4.30%
Healthcare (Products)             15.14%
Insurance                          1.44%
Oil & Gas                          5.50%
Retailing                          0.33%
Software                           0.28%
Telecommunications                 8.09%
Utilities                          4.05%
Commercial Paper                   1.09%
U.S. Gov't Agency Obligations      6.46%

MANAGER'S COMMENTARY
AMERISTOCK FOCUSED VALUE FUND

The total return for the Ameristock Focused Value Fund was 1.96% for the one year period ended June 30, 2002 versus -8.60% for the Russell 2000 Index for the same period. The reason for our positive return is that the airline companies we bought after 9/11 recovered nicely and the real estate brokers we owned went up. We also got a quick profit from SAB when it announced its intention to purchase Miller Beer from Philip Morris. We had bought SAB one week prior to the announcement. We did not have any special or inside knowledge about the transaction as you can see from our recent purchase of Mutual Risk Management just one month before they declared bankruptcy. Luckily Howard Mah, the Fund's co-manager, bought SAB at the 5% level for the Fund vs. Mutual Risk Management at 1% so the dollar loss equaled the dollar gain.

While this was going on we also closed the Fund to new investors and those people who bought the Fund through brokers like TDWaterhouse and Fidelity. I would like to apologize to those investors who purchased the Fund through a broker. We did not intend to create a second class of shareholder. We just wanted to freeze assets in the Fund for a short period while we tried to convert the Fund from an investment company to a stock holding company. We do not have the ability to distinguish a new investor from an existing investor if they buy the Fund through a broker. So, we had to say "no" to all investments via brokers while the Fund was closed. The Fund is now open to ALL investors, old and new, direct and through a broker.

The reasons the Fund reopened and we decided not to proceed with a conversion are many, but the one that broke the camel's back was me and my time, or lack of time. I could not give the conversion and the new company 100% of my energy and time without sacrificing the quality of management I give to the Ameristock Mutual Fund. This is a sacrifice I was not willing to make.

I am sorry we could not do the conversion. It would have opened up new opportunities for investment in private companies. Luckily the bear market is providing plenty of opportunities today in public companies. We are taking advantage of these opportunities by taking positions in technology companies, which we believe have strong balance sheets like Gateway Computer and Tellabs.

I imagine at some point we will close the Fund again because we always want the Fund to be small and nimble but for now, the Ameristock Focused Value Fund is back on track doing what it does best.

Ameristock Focused Value Fund is a non-diversified, no-load fund that can invest almost anywhere it sees opportunity for capital appreciation. This is an aggressive Fund that takes risks and will have large fluctuations in return both on the upside and downside.



/s/ Nicholas D. Gerber                             /s/ Howard Mah

Nicholas D. Gerber                                 Howard Mah
Portfolio Manager                                  Portfolio Manager

AMERISTOCK FOCUSED VALUE FUND

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                  IN THE AMERISTOCK FOCUSED VALUE FUND (AMFVX)
                           AND THE RUSSELL 2000 INDEX

[CHART]

                            AMERISTOCK FOCUSED
                                VALUE FUND               RUSSELL 2000 INDEX
26-Dec-00                     $   10,000.00                $   10,000.00
31-Dec-00                     $   10,000.00                $   10,000.00
31-Mar-01                     $   13,086.67                $   9,350.00
30-Jun-01                     $   15,913.33                $   10,686.00
30-Sep-01                     $   12,486.67                $   8,465.00
31-Dec-01                     $   16,042.33                $   10,249.00
31-Mar-02                     $   18,315.72                $   10,657.00
30-Jun-02                     $   16,225.01                $   9,767.00

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index.

*Past performance is not indicative of future results. Fund inception date is December 26, 2000. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                             AVERAGE ANNUAL RETURNS
                               AS OF JUNE 30, 2002

AMERISTOCK
FOCUSED VALUE FUND     RETURN
------------------     ------
1 Year                  1.96%
Since Inception
12/26/00               41.24%

Average annual total returns reflect reinvestment of all dividends and capital gains distributions. Fund inception date is 12/26/00. Past performance is not indicative of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                             TOP 10 EQUITY HOLDINGS*
                               AS OF JUNE 30, 2002

COMPANY                    % OF INVESTMENTS
-------                    ----------------
Bristol-Myers Squibb Co.             11.90%
Gateway Inc.                         10.49%
Tellabs Inc.                          9.60%
South African Breweries               6.87%
Radian Group Inc.                     6.65%
PMI Group Inc.                        6.63%
Media Arts Group Inc.                 6.58%
Manpower Inc.                         5.48%
MGIC Investment Corp.                 4.91%
Remedytemp Inc. - Class A             4.54%

*Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular company or holding.

          SECTOR PROFILE AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2002

[CHART]

Business Services                      9.54%
Consumer Staples                       7.52%
Financial Services                     4.31%
Healthcare                            11.34%
Insurance                             17.32%
Real Estate                            6.48%
Retailing                              6.27%
Services                               1.01%
Technology                             9.99%
Telecommunications                     9.14%
Transportation                         7.93%
Corporate Bond                         4.39%
Other Assets in Excess Liabilities     4.76%

                         DIRECTORS/TRUSTEES AND OFFICERS

The business and affairs of The Ameristock Mutual Fund, Inc. (the "Fund") are managed under the direction of the Fund's Board of Directors in accordance with the laws of the State of Maryland. The business and affairs of Davis Park Series Trust (the "Trust"), of which Ameristock Focused Value Fund is the only portfolio fund, are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the State of Delaware and the Agreement and Declaration of Trust. Information pertaining to the directors/trustees and officers of the Fund and Trust is set forth below. Directors/trustees who are not deemed to be "interested persons" of the Fund/Trust as defined in the Investment Company Act of 1940 (the "1940 Act") are referred to as "Independent Directors/Trustees." Directors/trustees who are deemed to be interested persons of the Fund/Trust as defined in the 1940 Act are referred to as "Interested Directors/Trustees." The Fund's and Trust's Statement of Additional Information includes additional information about the directors/trustees and is available upon request by calling toll free 1-800-394-5064.

                                                                                                NUMBER OF
                                              TERM OF                                         PORTFOLIOS IN            OTHER
                             POSITION(S)    OFFICE AND                                         FUND COMPLEX        DIRECTORSHIPS
                              HELD WITH      LENGTH OF       PRINCIPAL OCCUPATION(S)           OVERSEEN BY            HELD BY
NAME, ADDRESS, AND AGE(1)     THE FUNDS    TIME SERVED(2)      DURING PAST 5 YEARS          DIRECTOR/TRUSTEE(3)  DIRECTOR/TRUSTEE(4)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTORS/TRUSTEES

Alev Efendioglu, PhD. (60)   Director of     Ameristock    Professor of Management and              2                   0
                             Ameristock &    since 1995;   Information Systems, School of
                             Trustee         Davis Park    Business and Management,
                             of              since 2000    University of San Francisco,
                             Davis Park                    (1977-Present).

Stephen J. Marsh (49)        Director of     Ameristock    Senior-Vice-President with FMV           2                   0
                             Ameristock &    since 1995;   Opinions, Inc. (1998-Present).
                             Trustee         Davis Park    Managing Director, The Mentor
                             of              since 2000    Group (1991-1998).
                             Davis Park

Steven A. Wood (53)          Director of     Since 2001    Chief Economist, Financial               1                   0
                             Ameristock                    Oxygen (capital markets
                                                           technology company) since
                                                           February, 2001. Senior
                                                           Economist, Bank of America
                                                           Securities (1985-2000)

INTERESTED
DIRECTORS/TRUSTEES

Nicholas D. Gerber (40)(5)   Chairman &      Ameristock    President, Ameristock                    2                   0
                             President of    since 1995;   Corporation, Portfolio Manager
                             each Fund;      Davis Park    of each Fund
                             Director of     since 2000
                             Ameristock &
                             Trustee of
                             Davis Park

Andrew Ngim (42)(5)          Director of     Since 1995    Managing Director, Ameristock            1                   0
                             Ameristock                    Corporation, since 1999.
                                                           Benefits Consultant with
                                                           PriceWaterhouseCoopers
                                                           (1994-1999).

OFFICERS

Howard Mah (38)              Secretary of    Ameristock    Portfolio Manager, Ameristock           N/A                 N/A
1320 Harbor Bay Parkway      Ameristock &    since 1995;   Focused Value Fund, since 2000.
Suite 145                    Davis Park      Davis Park    Previously a tax and financial
Alameda, CA 94502                            since 2000    consultant in private practice.

(1) Each director/trustee may be contacted by writing to the director/trustee, c/o Ameristock Funds, 1320 Harbor Bay Parkway, Suite 145, Alameda, CA 94502.
(2) Each director/trustee holds office for an indefinite term until the earlier of (i) the election of his successor or (ii) the date the director/trustee dies, resigns or is removed.
(3) The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently two Funds in the Fund Complex.
(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(5) Nicholas D. Gerber and Andrew Ngim are "interested persons" by reason of their positions as Chairman and Managing Director, respectively, of the Investment Adviser.

AMERISTOCK MUTUAL FUND, INC.
SCHEDULE OF INVESTMENTS

                                                                       SHARES OR
                                                                       PRINCIPAL           MARKET
INDUSTRY                       COMPANY                     SYMBOL         AMOUNT            VALUE
-------------------------------------------------------------------------------------------------
COMMON STOCKS
AUTOMOTIVE              6.58%  Ford Motor Co.                 F        3,008,242      $48,131,872
                               General Motors Corp.          GM          907,520       48,506,944
BANKING                14.36%  Bank of America Corp.         BAC         876,377       61,661,886
                               CitiGroup Inc.                 C          279,816       10,842,870
                               PNC Financial Services        PNC         857,686       44,839,824
                               Wachovia Corp.                WB          838,300       32,006,294
                               Washington Mutual Inc.        WM        1,659,000       61,565,490
CAPITAL GOODS           5.71%  Boeing Co.                    BA        1,146,960       51,613,200
                               Caterpillar Inc.              CAT         335,400       16,417,830
                               General Electric Co.          GE          545,569       15,848,779
CHEMICALS &
FERTILIZER              5.56%  Dow Chemical Co.              DOW         956,880       32,897,534
                               Du Pont de
                                 Nemours & Co.               DD        1,096,600       48,689,040
CONSUMER STAPLES        9.22%  Albertsons Inc.               ABS         474,500       14,453,270
                               Coca-Cola Co.                 KO           50,380        2,821,280
                               JM Smucker Co.                SJM           4,792          163,551
                               McDonalds Corp.               MCD       1,230,700       35,013,415
                               Pepsico Inc.                  PEP          36,960        1,781,472
                               Procter & Gamble Co.          PG          239,600       21,396,280
                               Sara Lee Corp.                SLE       2,896,800       59,789,952
DIVERSIFIED             0.81%  3M Co.                        MMM          96,260       11,839,980
ELECTRONICS            11.26%  Agilent Technologies
                                 Inc.*                        A          807,200       19,090,280
                               Dell Computer Corp.*         DELL       1,971,700       51,540,238
                               Hewlett Packard Co.           HWP         990,600       15,136,368
                               Intel Corp.                  INTC         811,160       14,819,893
                               International Business
                                 Machines                    IBM         547,600       39,427,200
                               Texas Instruments Inc.        TXN       1,066,000       25,264,200
ENTERTAINMENT           0.05%  Walt Disney Co.               DIS          39,070          738,423
FINANCIAL-OTHER         4.30%  Fannie Mae                    FNM         625,370       46,121,038
                               Merrill Lynch & Co.           MER         420,000       17,010,000
HEALTHCARE
(PRODUCTS)             15.14%  Abbott Laboratories           ABT         321,060       12,087,909
                               Bristol-Myers Squibb
                                 Co.                         BMY       2,101,740       54,014,718
                               Johnson & Johnson             JNJ         292,680       15,295,457
                               Merck & Co. Inc.              MRK         929,940       47,092,162
                               Pfizer Inc.                   PFE       1,513,680       52,978,800
                               Wyeth                         WYE         797,800       40,847,360

     The accompanying notes are an integral part of the financial statements

                                                                       SHARES OR
                                                                       PRINCIPAL           MARKET
INDUSTRY                       COMPANY                     SYMBOL         AMOUNT            VALUE
-------------------------------------------------------------------------------------------------
INSURANCE               1.44%  Allstate Corp.                ALL         536,600       19,843,468
                               American International
                                 Group                       AIG          19,953        1,361,393
OIL & GAS               5.50%  BP Amoco (ADR)                BPA         542,308       27,381,131
                               ChevronTexaco Corp.           CVX         260,114       23,020,089
                               Exxon Mobil Corp.             XOM         743,200       30,411,744
RETAILING               0.33%  Home Depot Inc.               HD           53,595        1,968,544
                               Wal-Mart Stores Inc.          WMT          53,300        2,932,033
SOFTWARE                0.28%  Microsoft Corp.*             MSFT          73,780        4,035,766
TELE-
COMMUNICATIONS          8.09%  AT&T Corp.                     T        1,095,029       11,716,810
                               AT&T Wireless
                                 Services Inc.*              AWE          21,230          124,196
                               BellSouth Corp.               BLS         764,800       24,091,200
                               SBC Communications
                                 Inc.                        SBC       1,668,343       50,884,462
                               Verizon Corp.                 VZ          794,809       31,911,581
UTILITIES               4.05%  Duke Energy Corp.             DUK       1,912,333       59,473,556
-------------------------------------------------------------------------------------------------
TOTAL COMMON
STOCKS                 92.68%  (COST $1,515,600,836)                               $1,360,900,782
-------------------------------------------------------------------------------------------------
COMMERCIAL PAPER
Conoco Inc.                          1.95%  Due 07/10/2002            $4,000,000       $3,997,616
Phillips Petroleum                   2.00%  Due 07/05/2002             5,000,000        4,998,333
Texas Utilities                      2.10%  Due 07/03/2002             4,000,000        3,999,066
Washington Mutual                    1.90%  Due 07/08/2002             3,000,000        2,998,574
-------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL
PAPER                   1.09%  (COST $15,993,589)                                     $15,993,589
-------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS
Federal Home
   Loan Bank Discount Note           1.40%  Due 07/01/2002           $94,894,000      $94,886,619
-------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS             6.46%  (COST $94,886,619)                                     $94,886,619
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS     100.23%  (COST $1,626,481,044)                               $1,471,780,990
Liabilities in Excess
of Other Assets        -0.23%                                                         ($3,395,715)
NET ASSETS            100.00%  Equivalent to $37.57 per share on
                               39,083,090 Shares of Capital Stock
                               Outstanding                                         $1,468,385,275
=================================================================================================

ADR-American Depositary Receipt
* Securities on which no cash dividends were paid during the preceding twelve
  (12) months.

     The accompanying notes are an integral part of the financial statements

AMERISTOCK FOCUSED VALUE FUND
SCHEDULE OF INVESTMENTS

                                                                       SHARES OR
                                                                       PRINCIPAL         MARKET
INDUSTRY                       COMPANY                   SYMBOL         AMOUNT            VALUE
-------------------------------------------------------------------------------------------------
COMMON STOCKS
BUSINESS SERVICES       9.54%  Manpower Inc.               MAN          51,500       $1,892,625
                               Remedytemp Inc.
                                  -Class A*               REMX          86,100        1,567,020
CONSUMER STAPLES        7.52%  International
                                  Absorbents Inc.*        IABI         140,800          356,224
                               South African
                                  Breweries               SBWUY        300,000        2,371,560
FINANCIAL SERVICES      4.31%  ABN AMRO Inc.               ABN          82,888        1,497,786
                               Berkshire Hathaway Inc.
                                  -Class A*                BRK               1           66,800
HEALTHCARE             11.34%  Bristol-Myers
                                  Squibb Co.               BMY         160,000        4,112,000
INSURANCE              17.32%  MGIC Investment
                                  Corp.                    MTG          25,000        1,695,000
                               PMI Group Inc.              PMI          60,000        2,292,000
                               Radian Group Inc.           RDN          47,000        2,295,950
REAL ESTATE             6.48%  Grubb & Ellis*              GBE         334,000          831,660
                               Trammell Crow Co.*          TCC         105,000        1,517,250
RETAILING               6.27%  Media Arts Group Inc.*      MDA         535,080        2,274,090
SERVICES                1.01%  Gevity HR                  GVHR          93,000          368,280
TECHNOLOGY              9.99%  Gateway Inc.*               GTW         816,000        3,623,040
TELE-
COMMUNICATIONS          9.14%  Tellabs Inc.*              TLAB         535,000        3,317,000
TRANSPORTATION          7.93%  International Airline
                                  Support*                 YLF        502,088           579,912
                               KLM Royal Dutch
                                  Airlines                 KLM         119,300        1,443,530
                               Midwest Express
                                  Holdings Inc.*           MEH          64,520          851,664
-----------------------------------------------------------------------------------------------
TOTAL COMMON
STOCKS                 90.85%  (COST $36,956,207)                                   $32,953,391
-----------------------------------------------------------------------------------------------

  The accompanying notes are an integral part of the financial statements

                                                                       SHARES OR
                                                                       PRINCIPAL         MARKET
INDUSTRY                       COMPANY                                  AMOUNT            VALUE
-------------------------------------------------------------------------------------------------

CORPORATE BOND
RETAILING               2.65%  Fleming Companies Inc.
                                  10.625%    Due 7/31/2007            $500,000         $492,500
                               Gap Stores Inc.,
                                  6.90%      Due 9/15/2007             200,000          182,737
                               Levi Strauss & Co.
                                  11.625%    Due 01/15/2008            300,000          286,500
TELE-
COMMUNICATIONS          0.85%  Qwest Capital Funding
                                  7.75%      Due 08/15/2006            500,000          307,500
TRANSPORTATION          0.89%  Sea Containers Ltd.-Class A
                                  9.50%      Due 07/01/2003            325,000          321,750
-----------------------------------------------------------------------------------------------
TOTAL CORPORATE
BOND                    4.39%  (COST $1,734,010)                                     $1,590,987
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS      95.24%  (COST $38,690,217)                                   $34,544,378
Other Assets
  Less Liabilities      4.76%                                                         1,728,327
NET ASSETS            100.00%  Equivalent to $23.98 per share on
                               1,512,470 Shares of Capital Stock
                               Outstanding                                          $36,272,705
===============================================================================================

* Securities on which no cash dividends were paid during the preceding twelve
  (12) months.


     The accompanying notes are an integral part of the financial statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002

                                                 AMERISTOCK       AMERISTOCK
                                                MUTUAL FUND,        FOCUSED
                                                    INC.          VALUE FUND
--------------------------------------------------------------------------------
ASSETS:
Investment Securities at Market Value
(cost -see below)                              $1,471,780,990     $34,544,378
Cash                                                  667,020         456,520
Accounts Receivable
Investment Securities Sold                                 --       1,304,396
Fund Shares Sold                                    2,030,570          44,949
Dividends                                           1,425,827          16,568
Interest                                                  633          71,552
Other Assets                                               --           2,009
--------------------------------------------------------------------------------
Total Assets:                                   1,475,905,040      36,440,372
================================================================================

LIABILITIES:
Accounts Payable
Fund Shares Redeemed                                6,648,670         124,083
Accrued Management Fee                                868,017          43,584
Accrued Director's Fees                                 3,078              --
--------------------------------------------------------------------------------
Total Liabilities:                                  7,519,765         167,667
================================================================================
NET ASSETS                                     $1,468,385,275     $36,272,705
================================================================================

NET ASSETS CONSIST OF:
Capital Paid In                                $1,594,436,306     $38,735,907
Accumulated Undistributed
Net Investment Income                              10,812,574              --
Accumulated Net Realized Gain on Investments       17,836,449       1,682,637
Net Unrealized Appreciation (Depreciation) on
Investments Based on Identified Cost            (154,700,054)      (4,145,839)
--------------------------------------------------------------------------------
Net Assets                                     $1,468,385,275     $36,272,705
================================================================================

NET ASSET VALUE PER SHARE
Net Assets                                     $1,468,385,275     $36,272,705
Shares of capital stock outstanding                39,083,090       1,512,470
Net asset value per share                              $37.57          $23.98
Redemption price per share (Note 8)                        --          $23.74
--------------------------------------------------------------------------------
COST OF INVESTMENTS                            $1,626,481,044     $38,690,217
================================================================================


     The accompanying notes are an integral part of the financial statements

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2002

                                                 AMERISTOCK     AMERISTOCK
                                                MUTUAL FUND,       FOCUSED
                                                    INC.          VALUE FUND
------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                         $23,065,053         $75,651
Interest                                            2,096,099          79,277
Other Income (Note 7)                                  43,330              --
------------------------------------------------------------------------------
   Total Investment Income                         25,204,482         154,928
==============================================================================

EXPENSES:
Management Fee (Note 2)                             9,252,398         277,928
Directors Fee (Note 3)                                 36,030              --
------------------------------------------------------------------------------
   Total Expenses                                   9,288,428         277,928
==============================================================================

NET INVESTMENT INCOME (LOSS)                       15,916,054       (123,000)
==============================================================================

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Net Realized Gain on Investments                   19,236,578       1,805,637
Net Change in Unrealized Appreciation
(Depreciation) on Investments                   (179,463,000)     (4,375,210)
------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                  (160,226,422)     (2,569,573)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                      ($144,310,368)    ($2,692,573)
==============================================================================


     The accompanying notes are an integral part of the financial statements

AMERISTOCK MUTUAL FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS


----------------------------------------------------------------------------
                                             FOR THE YEAR      FOR THE YEAR
                                                 ENDED             ENDED
                                               06/30/02          06/30/01
----------------------------------------------------------------------------
FROM OPERATIONS:
Net Investment Income                           $15,916,054       $3,944,052
Net Realized Gain on Investments                 19,236,578        1,121,069
Net Change in Unrealized Appreciation
(Depreciation) on Investments                 (179,463,000)       30,172,365
----------------------------------------------------------------------------
                                              (144,310,368)       35,237,486
DISTRIBUTIONS TO SHAREHOLDERS:
Ordinary Income                                 (8,287,230)      (1,527,655)
Capital Gains                                   (1,121,069)      (5,528,805)
----------------------------------------------------------------------------
                                                (9,408,299)      (7,056,460)
SHARE TRANSACTIONS:
Shares Sold                                   1,265,257,917      717,255,245
Shares Issued as Reinvestment of
Dividends and Distributions                       9,117,512        6,592,550
Cost of Shares Redeemed                       (408,431,210)     (82,528,999)
----------------------------------------------------------------------------
                                                865,944,219      641,318,796
NET INCREASE IN NET ASSETS                      712,225,552      669,499,822
NET ASSETS:
Beginning of Period                             756,159,723       86,659,901
----------------------------------------------------------------------------
End of Period*                               $1,468,385,275     $756,159,723
============================================================================
*Includes Accumulated Undistributed
Net Investment Income of                        $10,812,574       $3,183,750
============================================================================

     The accompanying notes are an integral part of the financial statements

AMERISTOCK FOCUSED VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS


-----------------------------------------------------------------------------
                                          FOR THE YEAR      FOR THE PERIOD
                                              ENDED      12/26/00 (INCEPTION)
                                            06/30/02          TO 06/30/01
-----------------------------------------------------------------------------
FROM OPERATIONS:
Net Investment Loss                           ($123,000)            ($4,236)
Net Realized Gain on Investments               1,805,637             101,902
Net Change in Unrealized Appreciation
(Depreciation) on Investments                (4,375,210)             229,371
-----------------------------------------------------------------------------
                                             (2,692,573)             327,037
DISTRIBUTIONS TO SHAREHOLDERS:
Ordinary Income                                       --                  --
Capital Gains                                   (97,666)                  --
-----------------------------------------------------------------------------
                                                (97,666)                  --
SHARE TRANSACTIONS:
Shares Sold                                   65,816,959           2,449,010
Shares Issued as Reinvestment of
Dividends and Distributions                       97,494                  --
Cost of Shares Redeemed                     (29,355,714)           (271,842)
-----------------------------------------------------------------------------
                                              36,558,739           2,177,168
NET INCREASE IN NET ASSETS                    33,768,500           2,504,205
NET ASSETS:
Beginning of Period                            2,504,205                  --
-----------------------------------------------------------------------------
End of Period                                $36,272,705          $2,504,205
=============================================================================


     The accompanying notes are an integral part of the financial statements

AMERISTOCK MUTUAL FUND, INC.
FINANCIAL HIGHLIGHTS


                        SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED:


                                     NET GAINS
                                    (LOSSES) ON                      DISTRIBU-
                 NET ASSET   NET    SECURITIES              DIVIDENDS  TIONS              NET ASSET         NET ASSETS
                  VALUE,    INVEST- (REALIZED   TOTAL FROM (FROM NET  (FROM    TOTAL       VALUE,             END OF
                BEGINNING    MENT      AND      INVESTMENT INVESTMENT CAPITAL DISTRIBU-    END OF   TOTAL     PERIOD
                OF PERIOD  INCOME   UNREALIZED) OPERATIONS  INCOME)   GAINS)   TIONS       PERIOD  RETURN(1) (MILLIONS)
-----------------------------------------------------------------------------------------------------------------------
7/1/01-6/30/02   $42.18     .53       (4.81)     (4.28)     (.29)     (.04)    (.33)        $37.57 (10.19)% $1,468.39
7/1/00-6/30/01    34.76     .59        8.91       9.50      (.45)    (1.63)   (2.08)         42.18  27.85%     756.16
7/1/99-6/30/00    38.89     .55       (3.92)     (3.37)     (.42)     (.34)    (.76)         34.76  (8.67)%     86.66
7/1/98-6/30/99    31.48     .44        7.41       7.85      (.22)     (.22)    (.44)         38.89  24.94%     114.14
7/1/97-6/30/98    25.06     .41        7.26       7.67      (.42)     (.83)   (1.25)         31.48  30.61%      12.75
-----------------------------------------------------------------------------------------------------------------------


                             RATIOS/SUPPLEMENTAL DATA

                 RATIO OF     RATIO OF     RATIO OF     RATIO OF
                EXPENSES TO  EXPENSES TO  NET INCOME   NET INCOME
                 AVERAGE      AVERAGE    TO AVERAGE   TO AVERAGE
                 NET ASSETS   NET ASSETS   NET ASSETS   NET ASSETS
                 PRIOR TO       AFTER      PRIOR TO       AFTER       PORTFOLIO
                  REIM-        REIM-        REIM-        REIM-       TURNOVER
                 BURSEMENT    BURSEMENT    BURSEMENT    BURSEMENT      RATE**
-------------------------------------------------------------------------------
7/1/01-6/30/02     0.77%       0.77%         1.31%       1.31%        13.71%(2)
7/1/00-6/30/01     0.83%       0.83%         1.50%       1.50%         5.97%
7/1/99-6/30/00     0.99%       0.99%         1.51%       1.51%        31.13%
7/1/98-6/30/99     0.96%       0.94%         1.20%       1.22%         9.22%
7/1/97-6/30/98     0.95%       0.94%         1.43%       1.48%        11.85%
--------------------------------------------------------------------------------

AMERISTOCK FOCUSED VALUE FUND, INC.
FINANCIAL HIGHLIGHTS


                        SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED:


                                     NET GAINS
                                    (LOSSES) ON                      DISTRIBU-
                 NET ASSET   NET    SECURITIES              DIVIDENDS  TIONS              NET ASSET         NET ASSETS
                  VALUE,    INVEST- (REALIZED   TOTAL FROM (FROM NET  (FROM    TOTAL       VALUE,             END OF
                BEGINNING    MENT      AND      INVESTMENT INVESTMENT CAPITAL DISTRIBU-    END OF   TOTAL     PERIOD
                OF PERIOD  INCOME   UNREALIZED) OPERATIONS  INCOME)   GAINS)   TIONS       PERIOD  RETURN   (MILLIONS)
-----------------------------------------------------------------------------------------------------------------------
7/1/01-06/30/02   $23.87   (.15)        .60        .45       0.00      (.34)    (.34)       $23.98   1.96%     $36.27
12/26/00-6/30/01
inception          15.00   (.09)       8.96       8.87       0.00      0.00     0.00         23.87  59.13%       2.50
-----------------------------------------------------------------------------------------------------------------------


                             RATIOS/SUPPLEMENTAL DATA

                 RATIO OF     RATIO OF     RATIO OF     RATIO OF
                EXPENSES TO  EXPENSES TO  NET INCOME   NET INCOME
                 AVERAGE      AVERAGE    TO AVERAGE   TO AVERAGE
                 NET ASSETS   NET ASSETS   NET ASSETS   NET ASSETS
                 PRIOR TO       AFTER      PRIOR TO       AFTER       PORTFOLIO
                  REIM-        REIM-        REIM-        REIM-       TURNOVER
                 BURSEMENT    BURSEMENT    BURSEMENT    BURSEMENT      RATE**
-------------------------------------------------------------------------------
7/1/01-06/30/02    1.35%       1.35%       (0.59)%       (0.59)%      79.25%(3)
12/26/00-6/30/01
inception          1.35%*      1.35%*      (0.80)%*      (0.80)%*     29.80%
-------------------------------------------------------------------------------

*Annualized

(1) Total returns would have been lower had various fees not been reimbursed.

** A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

(2) Purchases and sales of investment securities (excluding short-term securities) for the year ended June 30, 2002 were $1,015,244,639 and $150,901,406, respectively.

(3) Purchases and sales of investment securities (excluding short-term securities) for the year ended June 30, 2002 were $48,395,523 and $13,431,281, respectively.

    The accompanying notes are an integral part of the financial statements

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
The Ameristock Mutual Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund's investment objective is to seek total return through capital appreciation and current income by investing (under normal market conditions) at least 80% of the value of its total assets in equity securities consisting of common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $.005 per share.

Davis Park Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a open-end management investment company organized as a Delaware business trust by a Declaration of Trust dated August 17, 2000. The Trust currently has one active investment portfolio, the Ameristock Focused Value Fund, referred to as a "portfolio" of the Trust. The Ameristock Focused Value Fund's investment objective is to seek capital appreciation by principally investing in common stocks of companies of all sizes headquartered in the United States. The authorized capital stock of the portfolio consists of an un-limited number of no par value shares of common stock. The Ameristock Focused Value Fund is considered a "non-diversified" fund.


SECURITY VALUATION
Investments in securities are carried at market value. The market quotation used for common stocks, including those listed on those NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. The cost of securities sold is determined on the identified cost basis.

When marker quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors/Trustees. Securities for which market quotations are not readily available are valued in good faith by or under direction of the Board of Directors/Trustees.

Security transactions are recorded on the dates transactions are entered into (the trades).

INCOME
Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


INCOME TAXES
As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, neither the Fund nor the Trust is subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year.

It is the policy of the Fund and the Trust to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the policy of the Fund and the Trust to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.


ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


OTHER
Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholders distributions be reclassified to paid in capital or gains/losses.


REPURCHASE AGREEMENTS
The Ameristock Mutual Fund, Inc. through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least 102% of the resale price. The Fund's adviser is responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price.

2. INVESTMENT ADVISERY AGREEMENT
The Fund has entered into an investment advisery agreement with Ameristock Corporation, (the "Adviser"). The Adviser receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund's average daily net assets for the first $100 million in net assets and 0.75% of average daily net assets in excess of $100 million. The Adviser pays all operating expenses of the Fund except for taxes, interest, brokerage commissions, non-interested directors fees and extraordinary expenses. The Adviser earned management fees of $9,252,398 for the Fund for the year ended June 30, 2002. During the Fund's initial year, the Adviser had paid all Fund expenses.

The Trust has entered into an investment advisery agreement with the Adviser for the portfolio. The Adviser receives from the Trust as compensation for its services to the Ameristock Focused Value Fund an annual fee of 1.35% of the portfolio's average daily net assets. The Adviser pays all operating expenses of the Trust except for taxes, interest, brokerage commissions and extraordinary litigation expenses. The Adviser earned management fees of $277,928 for the Ameristock Focused Value Fund for the year ended June 30, 2002.


3. RELATED PARTY TRANSACTIONS
Certain owners of the Adviser are also owners and or directors of the Fund and Trust. These individuals may receive benefits from any management fees paid to the Adviser.

Shareholders holding more than 5% of the Funds' outstanding shares as of June 30, 2002 constituted 48% of the Ameristock Mutual Fund, Inc., and 59% of the Ameristock Focused Value Fund, respectively.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2002, Charles Schwab & Co. for the benefit of its customers owned of record in aggregate more than 54% of the Ameristock Mutual Fund, Inc. As of June 30, 2002, National Financial Services Corp. for the benefit of its customers owned of record in aggregate more than 42% of the Ameristock Focused Value Fund.

The Directors of the Fund who are employees or Directors of the Investment Adviser receive no compensation from the Fund. Each of the independent directors is paid $3,000 for each Board meeting he attends and is reimbursed for the expenses of attending meetings.

4. CAPITAL STOCK AND DISTRIBUTION
At June 30, 2002, 100 million shares of capital ($.005 par value) were authorized, and paid in capital amounted to $1,594,436,306 for the Ameristock Mutual Fund, Inc. At June 30, 2002, there was an unlimited number of no par value shares of capital authorized for the Ameristock Focused Value Fund and paid in capital amounted to $38,735,907. Transactions in capital stock were as follows:


AMERISTOCK MUTUAL FUND, INC.                            FOR THE YEAR          FOR THE YEAR
                                                            ENDED                 ENDED
                                                          06/30/02              06/30/01
------------------------------------------------------------------------------------------
Shares Sold                                             31,227,776            17,312,519
Shares Issued in Reinvestment of
  Dividends and Distributions                              225,793               169,867
------------------------------------------------------------------------------------------
Total                                                   31,453,569            17,482,386
Shares Redeemed                                        (10,295,723)           (2,049,954)
------------------------------------------------------------------------------------------
Net Increase in Shares                                  21,157,846            15,432,432
==========================================================================================
Shares Outstanding-Beginning of Period                  17,925,244             2,492,812
Shares Outstanding-End of Period                        39,083,090            17,925,244
==========================================================================================


AMERISTOCK FOCUSED VALUE FUND                           FOR THE YEAR     FOR THE PERIOD
                                                            ENDED     12/26/00 (INCEPTION)
                                                          06/30/02         TO 06/30/01
------------------------------------------------------------------------------------------
Shares Sold                                              2,579,658               117,166
Shares Issued in Reinvestment of
  Dividends and Distributions                                4,228                    --
------------------------------------------------------------------------------------------
Total                                                    2,583,886               117,166
Shares Redeemed                                         (1,176,326)              (12,256)
------------------------------------------------------------------------------------------
Net Increase in Shares                                   1,407,560               104,910
==========================================================================================
Shares Outstanding-Beginning of Period                     104,910                    --
Shares Outstanding-End of Period                         1,512,470               104,910
==========================================================================================

5. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

------------------------------------------------------------------------------------------
                                                         AMERISTOCK           AMERISTOCK
                                                        MUTUAL FUND,             FOCUSED
AS OF JUNE 30, 2002                                         INC.               VALUE FUND
------------------------------------------------------------------------------------------
Gross Appreciation (excess of value over tax cost)     $64,021,641            $2,323,184
Gross Depreciation (excess of tax cost over value)   (218,721,695)           (6,469,023)
------------------------------------------------------------------------------------------
Net Unrealized Appreciation/(Depreciation)           (154,700,054)           (4,145,839)
==========================================================================================
Cost of Investments for Income Tax Purposes         $1,626,841,044           $38,690,217
==========================================================================================

6. DISTRIBUTIONS
During the year ended June 30, 2002, the Ameristock Mutual Fund, Inc. paid $9,408,299 in distributions, of which $8,287,230 was paid from net investment income and $1,121,069 was paid from realized short and long-term capital gains. During the year ended June 30, 2002, the Ameristock Focused Value Fund paid $97,666 in distributions from realized short-term gains.


7. OTHER INCOME
The Ameristock Mutual Fund, Inc. directed portfolio trades to brokers who make payments to the Fund for directing such trades. For the year ended June 30, 2002, the Fund received $43,330 from such payments.


8. REDEMPTION FEE
A redemption fee of 1% payable to and retained by Ameristock Focused Value Fund is imposed on any redemption of shares within three years of the date of purchase. The 1% fee is imposed on the net asset value of the redeemed shares at the time of purchase. No redemption fee will be imposed on shares acquired through reinvestment of dividends or capital gain distributions or on increases in the net asset value of an investor's shares above the net asset value at the time of purchase.

In determining whether a redemption fee is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of shares above the total amount of payments for the purchase of shares made during the preceding three years; then of amounts representing shares purchased more than three years prior to the redemption; and finally, of amounts representing the cost of shares purchased within three years prior to the redemption.

No redemption fees are payable by shareholders of Ameristock Mutual Fund, Inc.


9. SHAREHOLDER TAX INFORMATION (UNAUDITED)
During the fiscal year ended June 30, 2002, 100% and 100% of the dividends paid by the Ameristock Mutual Fund, Inc. and Ameristock Focused Value Fund from net investment income, respectively, qualified for the corporate dividends received deduction.

AMERISTOCK MUTUAL FUND, INC.
INDEPENDENT AUDITORS' REPORT

To The Shareholders and Board of Directors
Ameristock Mutual Fund:

We have audited the accompanying statement of assets and liabilities of Ameristock Mutual Fund, including the schedule of portfolio investments, as of June 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of June 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameristock Mutual Fund as of June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
July 12, 2002

AMERISTOCK FOCUSED VALUE FUND
INDEPENDENT AUDITORS' REPORT

To The Shareholders and Board of Trustees
Davis Park Series Trust:

We have audited the accompanying statement of assets and liabilities of Davis Park Series Trust (comprising Ameristock Focused Value Fund), including the schedule of portfolio investments, as of June 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for the year then ended, and the period from December 26, 2000 (commencement of operations) to June 30, 2001 in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameristock Focused Value Fund of the Davis Park Series Trust as of June 30, 2002, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the year then ended, and the period from December 26, 2000 (commencement of operations) to June 30, 2001 in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
July 12, 2002

INVESTMENT ADVISER
         Ameristock Corporation
         1320 Harbor Bay Parkway, Suite 145
         Alameda, California 94502

ADMINISTRATOR, BOOKKEEPING AND PRICING AGENT AND TRANSFER AGENT
         ALPS Mutual Fund Services, Inc.
         370  17th Street, Suite 3100
         Denver, Colorado 80202
DISTRIBUTOR
         ALPS Distributors, Inc.
         370 17th Street, Suite 3100
         Denver, Colorado 80202
CUSTODIAN
         U.S. Bancorp
         425 Walnut Street
         Cincinnati, Ohio 45202
INDEPENDENT AUDITOR
         McCurdy & Associates CPA's, Inc.
         27955 Clemens Road
         Westlake, Ohio 44145-1121
LEGAL COUNSEL
         McDonald, Hopkins, Burke & Haber Co., L.P.A.
         2100 Bank One Center
         600 Superior Avenue, East
         Cleveland, Ohio 44114
DIRECTORS-AMERISTOCK MUTUAL FUND, INC.
         Alev Efendioglu
         Nicholas Gerber
         Stephen Marsh
         Andrew Ngim
         Steve Wood
TRUSTEES-DAVIS PARK SERIES TRUST
         Alev Efendioglu
         Nicholas Gerber
         Stephen Marsh

[LOGO ALPS DISTRIBUTORS, INC.]

Sponsor and Distributor

Must be accompanied or preceded by a current prospectus which contains more information on fees, risks, and expenses. For more information, please call 1(800)394-5064 or visit www.ameristock.com

[LOGO AMERISTOCK FUNDS]


PMB 613
303 16th Street, Suite #016
Denver, CO 80202-5657